United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8519

(Investment Company Act File Number)

Federated Core Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/16

Date of Reporting Period: 10/31/16

Item 1. Reports to Stockholders

Annual Shareholder Report
October 31, 2016
Emerging Markets Core Fund

A Portfolio of Federated Core Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Emerging Markets Core Fund (the “Fund”), based on net asset value for the 11-month reporting period ended October 31, 2016,1 was 9.95%. The total return of the Bloomberg Barclays EM USD Aggregate Index (BBEMAI)2 was 10.52% during the same period. The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBEMAI.
The Fund's investment strategy seeks to provide returns that are correlated with the BBEMAI. The most influential component affecting the Fund's performance relative to the index were: (1) holding higher yielding bonds than the index (Yield); (2) duration management,3 which is a measurement of the Fund's sensitivity to changing interest rates;4 (3) currency exposure; and (4) country allocation.5
MARKET OVERVIEW
During the 11-month reporting period, there was not one theme that dominated financial markets. Instead, a host of forces conspired in tandem to shape the macro narrative. Oil volatility, Chinese economic uncertainty, EU deflationary threats, continued political and economic volatility in Venezuela, and U.S. monetary expectations all forged a hand in defining global risk premiums. 2016 also saw the effects of the U.K. referendum on exiting the EU (“Brexit”) and the expectations of the outcomes of scenarios of the U.S. presidential election. While the effects of Brexit were fleeting and global markets recovered from an initial sell-off, the effects of the U.S. elections on global trade, and in turn global markets, were expected to be long-lasting.
2016 saw political transition, and its attendant hope/expectation of political reform, support bond prices in Brazil and Argentina. The expectation that more rational executive and legislative decision making will drive the upcoming years in these countries led to the hopes that controlled inflation, credit growth and external investment would be the prevalent factors in the short-to-long-term. As Brazil showed signs of political stability, there was hope that the central bank could once again resume an accommodative monetary policy. Argentina appeared primed, through political reform and resolution of the holdout crisis, to open its doors and industries to external investment. The situation in Venezuela remained more complex, but with asset prices having started the year at depressed levels, the hints of a populist overtake of President Maduro allowed the deep resource values of the country to become a focal point of international investors. This helped lead to flows into Venezuelan bonds.
Mexico remained a complicated story especially in the most recent part of 2016. There was concern that a Donald Trump election victory could pose a threat to long-standing trade agreements with the U.S. Even subtle changes to existing agreements could possibly roil the North American export driven fabric of the Mexican economy. Mexico remained in focus, as any potential changes to NAFTA could weigh heavily on Mexican assets.
Away from Latin America, China growth worries, which were once front and center of all emerging market investors, abated over the reporting period. At the March National People's Congress meeting, the government announced its intention to keep GDP growth at a minimum of 6.5%. This was followed by a series of pro-growth monetary and fiscal measures which have ensured the 2016 minimum growth target is kept on track. In the face of such strong government commitment to its growth target, at the expense of an increase in inefficient government expenditure and the creation of asset bubbles on the back of monetary stimulus, a hard landing should be avoided. However, we remained mindful of the potential for aggressive anti-China trade measures by the new U.S. administration and geopolitical incidents involving China in the region.
In the Eastern Europe, Middle East and Africa (EEMEA) region, the reporting period saw the continued normalization in Russian assets values. Having sold off in the previous year due to the Ukraine conflict and the enactment of western sanctions, the de-escalation in the conflict via the Minsk accords allowed Russian assets to continue their rally in spite of volatile oil prices throughout the reporting period. The gross underperformer this year in the EEMEA sphere was Turkey. Having won a decisive parliamentary election in the November 2015 general election and with oil prices even lower on the year, Turkey should have performed well. However, a political standoff between Prime Minister and President, a failed coup attempt, a lackluster economy and several ratings downgrades all contributed to the underperformance.
Annual Shareholder Report

YIELD
Throughout the reporting period, the Fund tended to hold assets that had higher yields than those of the benchmark. For example, the Fund held more securities in Argentina than the benchmark and securities in Argentina had a yield which was significantly higher than the average of the benchmark.
DURATION
The duration of the Fund was actively managed during a very volatile period for interest rates. During the periods of most intense treasury sell-off, the Fund was underweight treasury duration. This positioning contributed positively to the performance of the Fund relative to its benchmark.
CURRENCY
During the reporting period, Fund management had small exposure, short and long, to a number of different currencies. For example, the Fund held long positions in Russian ruble, Brazil real and South African rand, while holding a short euro position. The active currency management, while relatively small, had a positive contribution to Fund performance.
COUNTRY ALLOCATION
Fund management actively allocated the Fund's assets in different countries. During the period, assets in Brazil, Venezuela and Argentina performed well. The Fund maintained significant geographical allocations to these areas and kept pace with the outsized returns achieved with the BBEMAI.
The Sub Saharan African space over the reporting period was a useful diversification tool. Non-resource export dependent Sovereign credits such as Senegal and Kenya have allowed the Fund to gain exposure to this fairly new and high-yielding asset class. Fund management took a more selective approach to investing in the rest of the African space. This second category was dominated by economies adjusting to lower resource prices either by fiscal consolidation and import compression like Gabon, Nigeria and Angola, or as in the case of Ghana seeking IMF assistance, and this allowed the Fund to participate in total return opportunities.
1	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBEMAI.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Emerging Markets Core Fund from November 30, 2005 to October 31, 2016, compared to Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2016
Effective June 20, 2016, the Fund has changed its fiscal year end from November 30 to October 31.
Average Annual Total Return for the Period Ended 10/31/16
	11 Months*	1 Year	5 Years	10 Years
Fund	9.95%	9.79%	5.09%	6.36%
BBEMAI	10.52%	10.23%	6.14%	7.15%
*	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBEMAI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBEMAI is a flagship hard currency emerging markets (EM) debt benchmark that included fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers. Effective August 24, 2016, the name of the BBEMAI changed from “Barclays Emerging Markets USD Aggregate Index” to “Bloomberg Barclays Emerging Markets USD Aggregate Index.” The BBEMAI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2016, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
China	10.7%
Mexico	9.9%
Brazil	9.8%
Russia	6.8%
Argentina	5.7%
Turkey	4.1%
Indonesia	3.8%
South Korea	3.7%
Colombia	2.6%
United Arab Emirates	2.6%
India	2.3%
Chile	2.2%
Venezuela	2.1%
Peru	1.9%
Qatar	1.9%
Kazakhstan	1.6%
Philippines	1.4%
South Africa	1.4%
Israel	1.3%
Lebanon	1.3%
Malaysia	1.2%
Sri Lanka	1.1%
Dominican Republic	1.0%
Ukraine	1.0%
Other[2]	14.2%
Derivatives[3]	0.6%
Other Security Type[4,5]	0.0%
Cash Equivalents[6]	2.1%
Other Assets and Liabilities—Net[7]	1.7%
TOTAL	100%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Other Security Type consists of a purchased put option.
5	Represents less than 0.1%.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statements of Assets and Liabilities for information regarding the Fund's foreign cash position.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2016
Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—61.8%
		Aerospace & Defense—0.2%
$200,000		Aeropuertos Dominicanos Siglo XXI SA, Series REGS, 9.75%, 11/13/2019	$210,500
300,000		Avianca Holdings SA, Sr. Unsecd. Note, Series REGS, 8.375%, 5/10/2020	297,000
1,140,000	[1,2]	Embraer Overseas Ltd., Sr. Unsecd. Note, Series 144A, 5.696%, 9/16/2023	1,208,400
200,000		Latam Airlines Group SA, Series REGS, 7.25%, 6/9/2020	206,000
		TOTAL	1,921,900
		Agency—0.1%
500,000	[1,2]	Banco Nacional De Comercio Exterior, Series 144A, 3.80%, 8/11/2026	496,250
		Automotive—0.5%
2,710,000	[1,2]	Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 2.55%, 2/6/2019	2,752,054
300,000		Tata Motors Ltd., Sr. Unsecd. Note, 4.625%, 4/30/2020	310,500
1,000,000	[1,2]	Tenedora Nemak SA de CV, Series 144A, 5.50%, 2/28/2023	1,043,250
		TOTAL	4,105,804
		Banking—15.8%
2,000,000		ADCB Finance Cayman, Ltd., Sr. Unsecd. Note, Series GMTN, 2.625%, 3/10/2020	2,016,496
460,000		BBVA Banco Continental, Series REGS, 5.00%, 8/26/2022	507,150
799,000		BBVA Bancomer SA Grand Cayman, Series REGS, 6.008%, 5/17/2022	795,804
510,000	[1,2]	BBVA Bancomer SA Mexico, Jr. Sub. Note, Series 144A, 5.35%, 11/12/2029	517,650
500,000		BBVA Bancomer SA Texas, Sr. Unsecd. Note, Series REGS, 4.375%, 4/10/2024	527,190
1,200,000		BBVA Bancomer SA Texas, Sub. Note, Series REGS, 6.50%, 3/10/2021	1,321,140
1,500,000		BBVA Bancomer SA Texas, Sub. Note, Series REGS, 6.75%, 9/30/2022	1,690,575
300,000	[1,2]	Banco Bradesco SA, Sub. Note, Series 144A, 5.90%, 1/16/2021	313,050
400,000	[1,2]	Banco Bradesco SA, Sub., Series 144A, 6.75%, 9/29/2019	434,000
1,200,000		Banco Bradesco SA, Sub., Series REGS, 5.75%, 3/1/2022	1,249,704
350,000		Banco Btg Pactual/Cayman, Series REGS, 4.00%, 1/16/2020	329,718
300,000		Banco Btg Pactual/Cayman, Series REGS, 5.75%, 9/28/2022	266,367
500,000	[1,2]	Banco Credito del Peru, Sr. Note, Series 144A, 5.375%, 9/16/2020	555,625
250,000		Banco Daycoval SA, Series REGS, 5.75%, 3/19/2019	256,250
500,000	[1,2]	Banco De Bogota SA, Sub., Series 144A, 6.25%, 5/12/2026	517,500
730,000		Banco de Credito del Peru, Series REGS, 6.125%, 4/24/2027	813,950
1,000,000		Banco Del Estado, Sr. Unsecd. Note, Series REGS, 4.125%, 10/7/2020	1,069,884
2,345,000		Banco Do Brasil SA, 3.875%, 10/10/2022	2,245,338
800,000		Banco Do Brasil SA, Jr. Sub. Note, Series REGS, 8.50%, 10/29/2049	824,560
900,000		Banco Do Brasil SA, Sub. Note, Series REGS, 5.875%, 1/19/2023	897,480
200,000		Banco do Estado do Rio Grande do Sul SA, Sub., Series REGS, 7.375%, 2/2/2022	197,500
1,000,000	[1,2]	Banco Internacional del Peru, Jr. Sub. Note, Series 144A, 8.50%, 4/23/2070	1,110,000
500,000	[1,2]	Banco Mercantil Del Nort, Jr. Sub. Note, Series 144A, 5.75%, 10/4/2031	484,375
900,000	[1,2]	Banco Reservas Rep Domin, Series 144A, 7.00%, 2/1/2023	922,500
250,000		Banco Reservas Rep Domin, Series REGS, 7.00%, 2/1/2023	256,250
1,000,000		Bancolombia S.A., 5.95%, 6/3/2021	1,104,000
800,000		Bangkok Bank PCL, Sr. Unsecd. Note, Series REGS, 3.875%, 9/27/2022	861,420
2,200,000		Bank of China (Hong Kong) Ltd., Sr. Unsecd. Note, Series EMTN, 2.875%, 6/30/2020	2,249,225
2,630,000	[1,2]	Bank of China Ltd., Series 144A, 5.00%, 11/13/2024	2,825,349
5,600,000		Bank of China Ltd., Sub. Note, Series REGS, 5.00%, 11/13/2024	6,015,951
2,300,000		CITIC Ltd., Sr. Unsecd. Note, Series EMTN, 6.875%, 1/21/2018	2,434,474
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Banking—continued
$200,000		Caixa Economica Federal, Series REGS, 3.50%, 11/7/2022	$183,500
700,000		Caixa Economica Federal, Series REGS, 4.25%, 5/13/2019	709,800
2,400,000		Caixa Economica Federal, Sr. Unsecd. Note, Series REGS, 4.50%, 10/3/2018	2,457,600
2,030,000	[1,2]	Corpbanca, Series 144A, 3.875%, 9/22/2019	2,118,809
250,000	[1,2]	CorpGroup Banking SA, Sr. Unsecd. Note, Series 144A, 6.75%, 3/15/2023	238,925
2,300,000		Credit Bank of Moscow, Series REGS, 8.70%, 11/13/2018	2,389,493
7,800,000		Export-Import Bank Korea, Sr. Unsecd. Note, 2.625%, 12/30/2020	7,984,805
1,500,000		Export-Import Bank Korea, Sr. Unsecd. Note, 3.25%, 8/12/2026	1,585,287
7,200,000		Export-Import Bank of China/The via Avi Funding Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.80%, 9/16/2025	7,643,822
1,000,000		Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 3.875%, 10/2/2019	1,045,438
1,000,000		Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 4.00%, 1/14/2023	1,050,499
300,000	[1,2]	Global Bank Corp., Sr. Unsecd. Note, Series 144A, 4.50%, 10/20/2021	299,490
600,000	[1,2]	Global Bank Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 10/30/2019	619,200
200,000		ICICI Bank Ltd., Series REGS, 5.75%, 11/16/2020	223,476
2,000,000	[1,2]	ICICI Bank Ltd., Sr. Unsecd. Note, Series 144A, 5.75%, 11/16/2020	2,234,764
1,750,000		Industrial & Commercial Bank of China, Sr. Unsecd. Note, Series MTN, 2.905%, 11/13/2020	1,781,469
4,600,000		Industrial and Commercial Bank of China, Ltd., Jr. Sub. Note, Series REGS, 6.00%, 12/29/2049	4,896,521
3,050,000	[1,2]	Industrial and Commercial Bank of China, Ltd., Series 144A, 6.00%, 12/31/2049	3,246,606
3,000,000	[1,2]	Industrial Bank of Korea, Sr. Unsecd. Note, Series 144A, 2.00%, 4/23/2020	3,007,386
300,000		Itau Unibanco Holding SA, Series REGS, 5.125%, 5/13/2023	299,610
700,000		Itau Unibanco Holding SA, Sr. Unsecd. Note, Series REGS, 2.85%, 5/26/2018	700,000
1,100,000		Itau Unibanco Holding SA, Sub. Note, Series REGS, 5.65%, 3/19/2022	1,131,350
1,700,000		Itau Unibanco Holding SA, Sub., Series REGS, 5.50%, 8/6/2022	1,734,340
900,000		Itau Unibanco Holding SA, Sub., Series REGS, 6.20%, 12/21/2021	961,875
500,000		Itau Unibanco Holding SA, Sub., Series REGS, 6.20%, 4/15/2020	535,000
600,000		Kookmin Bank, Series REGS, 1.625%, 7/14/2017	600,347
200,000		Korea Development Bank, Sr. Unsecd. Note, 2.50%, 3/11/2020	203,952
5,200,000		Korea Development Bank, Sr. Unsecd. Note, 3.00%, 9/14/2022	5,456,885
500,000		Korea Development Bank, Sr. Unsecd. Note, 3.375%, 9/16/2025	535,090
700,000		Korea Exchange Bank, Sr. Unsecd. Note, Series EMTN, 2.50%, 1/27/2021	707,769
400,000		Krung Thai Bank PCL/Cayman Islands, Sub., Series EMTN, 5.20%, 12/26/2024	419,711
3,000,000		National Bank of Abu Dhabi, Series REGS, 5.25%, 12/29/2049	3,087,825
1,000,000	[1,2]	NongHyup Bank, Sr. Unsecd. Note, Series 144A, 2.25%, 9/19/2017	1,005,791
4,000,000		Ojsc Russ Agric Bk (Rshb), Sub. Note, Series REGS, 8.50%, 10/16/2023	4,350,732
2,355,000	[1,2]	RSHB Capital S.A., Series 144A, 5.10%, 7/25/2018	2,422,706
550,000		Sberbank (Sb Cap Sa), Sr. Unsecd. Note, Series 7, 5.717%, 6/16/2021	588,043
1,000,000		Sberbank (Sb Cap Sa), Sub., Series REGS, 5.25%, 5/23/2023	983,805
2,100,000	[1,2]	Sberbank of Russia, Sub. Note, Series 144A, 5.50%, 2/26/2024	2,086,875
1,000,000		Shinhan Bank, Series REGS, 2.25%, 4/15/2020	1,009,054
700,000		Siam Commercial Bank PLC, Sr. Unsecd. Note, Series REGS, 3.50%, 4/7/2019	724,116
2,830,000	[1,2]	T.C. Ziraat Bankasi A.S., Sr. Unsecd. Note, Series 144A, 4.75%, 4/29/2021	2,808,704
3,000,000	[1,2]	Turkiye Halk Bankasi AS, Sr. Unsecd. Note, Series 144A, 4.75%, 2/11/2021	2,901,600
1,000,000	[1,2]	Turkiye Is Bankasi (Isbank), Series 144A, 5.00%, 6/25/2021	991,465
2,000,000		Turkiye Is Bankasi (Isbank), Series REGS, 5.50%, 4/21/2019	2,041,358
2,310,000	[1,2]	Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, Series 144A, 5.50%, 10/27/2021	2,299,513
1,600,000		VTB Bank (Vtb Capital Sa), Sr. Unsecd. Note, Series REGS, 6.875%, 5/29/2018	1,691,016
1,200,000		VTB Bank OJSC, Series REGS, 9.50%, 12/29/2049	1,279,500
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Banking—continued
$2,850,000		VTB Capital SA, Sub., Series REGS, 6.95%, 10/17/2022	$2,984,189
5,200,000		Vnesheconombank (VEB), Sr. Unsecd. Note, Series REGS, 6.902%, 7/9/2020	5,615,740
260,000	[1,2]	Woori Bank, Jr. Sub. Note, Series 144A, 6.208%, 5/2/2037	265,197
300,000		Woori Bank, Series REGS, 5.00%, 6/10/2045	312,001
500,000	[1,2]	Woori Bank, Sr. Unsecd. Note, Series 144A, 2.625%, 7/20/2021	508,748
800,000	[1,2]	Woori Bank, Sub. Note, Series 144A, 5.875%, 4/13/2021	912,616
800,000		Woori Bank, Sub. Note, Series REGS, 4.75%, 4/30/2024	849,015
		TOTAL	134,332,903
		Brewing—0.0%
200,000		Anadolu Efes Biracilik ve Malt Sanayii A.S., Series REGS, 3.375%, 11/1/2022	183,091
		Broadcast Radio & TV—0.2%
1,330,000		Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	1,763,967
200,000		TV Azteca SA de CV, Sr. Unsecd. Note, Series EMTN, 7.625%, 9/18/2020	156,500
		TOTAL	1,920,467
		Building & Development—0.1%
300,000		Doosan Heavy Industries and Construction Co. Ltd., Sr. Unsecd. Note, Series REGS, 2.125%, 4/27/2020	299,228
700,000		Odebrecht Finance Ltd., Sr. Unsecd. Note, Series REGS, 4.375%, 4/25/2025	342,125
200,000	[1,2]	Odebrecht SA, Series 144A, 5.25%, 6/27/2029	98,000
		TOTAL	739,353
		Building Materials—0.6%
200,000	[1,2]	Cemex S.A.B de C.V., Bond, Series 144A, 6.50%, 12/10/2019	214,000
900,000		Cemex S.A.B de C.V., Series REGS, 5.70%, 1/11/2025	918,000
800,000		Cemex S.A.B de C.V., Series REGS, 6.125%, 5/5/2025	830,000
800,000		Cemex S.A.B de C.V., Series REGS, 7.75%, 4/16/2026	898,480
1,700,000		Turkiye Sise ve Cam Fabrikalari A.S., Sr. Unsecd. Note, Series REGS, 4.25%, 5/9/2020	1,693,625
600,000	[1,2]	Votorantim Celulose e Papel SA, Company Guarantee, Series 144A, 7.25%, 4/5/2041	586,500
200,000		Votorantim Cimentos SA, Company Guarantee, Series REGS, 7.25%, 4/5/2041	195,500
		TOTAL	5,336,105
		Cable TV—0.1%
500,000	[1,2]	Cablevision SA, Sr. Unsecd. Note, Series 144A, 6.50%, 6/15/2021	521,250
		Chemicals & Plastics—1.5%
1,000,000		Alfa S.A., Sr. Unsecd. Note, Series REGS, 6.875%, 3/25/2044	1,077,500
400,000	[1,2]	Alpek SA de CV, Sr. Unsecd. Note, Series 144A, 5.375%, 8/8/2023	437,000
200,000		Braskem America Finance Co., Series REGS, 7.125%, 7/22/2041	207,500
1,300,000		Braskem Finance Ltd., Series REGS, 5.75%, 4/15/2021	1,352,000
1,170,000	[1,2]	Equate Petrochemical BV, Sr. Unsecd. Note, Series 144A, 3.00%, 3/3/2022	1,154,685
1,600,000	[1,2]	Eurochem Global Investments DAC, Sr. Unsecd. Note, Series 144A, 3.80%, 4/12/2020	1,592,000
1,075,000	[1,2]	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series 144A, 5.625%, 4/25/2024	1,159,276
1,500,000		Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series REGS, 6.875%, 4/25/2044	1,652,460
800,000		Mexichem SA de CV, Sr. Unsecd. Note, Series REGS, 5.875%, 9/17/2044	780,080
900,000		PTT Global Chemical PCL, Series REGS, 4.25%, 9/19/2022	970,988
2,000,000		Sinochem Offshore Capital Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.25%, 4/29/2019	2,050,582
		TOTAL	12,434,071
		Communications - Telecom Wireless—0.6%
700,000		Myriad International Holdings BV, Sr. Unsecd. Note, Series REGS, 6.00%, 7/18/2020	772,184
3,100,000		Proven Honour Capital, Sr. Unsecd. Note, 4.125%, 5/19/2025	3,250,474
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Communications - Telecom Wireless—continued
$800,000		VTR Finance BV, Series REGS, 6.875%, 1/15/2024	$838,000
		TOTAL	4,860,658
		Conglomerates—0.4%
3,000,000		Hutch Whampoa Int. 12 Ltd., Series REGS, 6.00%, 5/29/2049	3,069,750
400,000		SM Investments Corp., Sr. Unsecd. Note, 4.25%, 10/17/2019	414,972
		TOTAL	3,484,722
		Construction Materials—0.1%
800,000	[1,2]	St. Marys Cement, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 1/28/2027	810,000
		Consumer Cyclical - Household and Leisure Products—0.2%
1,800,000		Arcelik AS, Sr. Unsecd. Note, Series REGS, 5.00%, 4/3/2023	1,775,304
		Consumer Cyclical - Retailers—0.1%
1,200,000		JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	1,169,524
		Consumer Products—0.3%
2,280,000		Fomento Economico Mexicano, SA de C.V., 2.875%, 5/10/2023	2,262,389
600,000		Fomento Economico Mexicano, SA de C.V., 4.375%, 5/10/2043	611,593
		TOTAL	2,873,982
		Electric Power—0.1%
700,000	[1,2]	Trinidad Generation Unlimited, Sr. Unsecd. Note, Series 144A, 5.25%, 11/4/2027	699,720
		Energy - Midstream—0.2%
1,600,000	[1,2]	Southern Gas Corridor CJSC, Unsecd. Note, Series 144A, 6.875%, 3/24/2026	1,807,664
		Energy - Refining—0.3%
800,000		Bharat Petroleum Corp. Ltd., Sr. Unsecd. Note, Series EMTN, 4.00%, 5/8/2025	823,283
1,900,000	[1,2]	Koc Holding A.S., Sr. Unsecd. Note, Series 144A, 5.25%, 3/15/2023	1,949,457
		TOTAL	2,772,740
		Farming & Agriculture—0.8%
4,840,000	[1,2]	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 5/24/2023	4,525,400
2,500,000		Uralkali, Series REGS, 3.723%, 4/30/2018	2,500,725
		TOTAL	7,026,125
		Finance—2.7%
2,525,000	[1,2]	Africa Finance Corp., Sr. Unsecd. Note, Series 144A, 4.375%, 4/29/2020	2,641,453
3,300,000		CBQ Finance Ltd., Sr. Unsecd. Note, 2.875%, 6/24/2019	3,362,129
500,000		CIELO S.A., 3.75%, 11/16/2022	471,100
1,000,000	[1,2]	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 2/8/2022	1,093,500
1,700,000	[1,2]	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 7/15/2025	1,874,250
800,000		Corp Financiera de Desarrollo SA, Sr. Unsecd. Note, Series REGS, 3.25%, 7/15/2019	828,000
300,000	[1,2]	Credito Real, S.A.B. de C.V., SOFOM, E.R., Series 144A, 7.25%, 7/20/2023	310,500
600,000		Grupo Aval Ltd., Series REGS, 4.75%, 9/26/2022	593,250
500,000	[1,2]	Gruposura Finance, Sr. Unsecd. Note, Series 144A, 5.50%, 4/29/2026	530,625
200,000		Industrial Senior Trust, Sr. Unsecd. Note, Series REGS, 5.50%, 11/1/2022	200,140
5,950,000		MAF Global Securities, 7.125%, 10/29/2049	6,284,093
4,300,000		QNB Finance Ltd., Sr. Unsecd. Note, Series REGS, 2.75%, 10/31/2018	4,359,701
400,000		TAM Capital 3, Inc., Sr. Unsecd. Note, Series REGS, 8.375%, 6/3/2021	410,600
		TOTAL	22,959,341
		Financial Intermediaries—1.1%
2,300,000		ADIB Capital Invest 1 Ltd., 6.375%, 10/29/2049	2,394,875
2,200,000	[1,2]	Banco Santander, S.A., Series 144A, 4.125%, 11/9/2022	2,285,250
1,700,000	[1,2]	Investcorp SA, Series 144A, 8.25%, 11/1/2017	1,785,597
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Financial Intermediaries—continued
$350,000	[1,2]	Offshore Drilling Holding SA, Series 144A, 8.375%, 9/20/2020	$192,500
2,500,000		Ooredoo International Finance Ltd., Series REGS, 3.875%, 1/31/2028	2,571,800
200,000	[1,2]	Trust F/1401, Sr. Unsecd. Note, Series 144A, 5.25%, 1/30/2026	207,500
		TOTAL	9,437,522
		Food & Beverage—0.3%
800,000		Coca-Cola Femsa S.A.B de C.V., Sr. Unsecd. Note, 3.875%, 11/26/2023	850,612
450,000		ESAL GmbH, Sr. Unsecd. Note, Series REGS, 6.25%, 2/5/2023	435,375
700,000		Embotelladora Andina S.A., Sr. Unsecd. Note, Series REGS, 5.00%, 10/1/2023	777,135
300,000		JGSH Philippines Ltd., Sr. Unsecd. Note, 4.375%, 1/23/2023	313,256
250,000		Sadia Overseas Ltd., Sr. Unsecd. Note, Series REGS, 6.875%, 5/24/2017	253,750
		TOTAL	2,630,128
		Food & Drug Retailers—0.2%
800,000		Cencosud SA, Series REGS, 4.875%, 1/20/2023	843,978
200,000	[1,2]	Cencosud SA, Sr. Unsecd. Note, Series 144A, 4.875%, 1/20/2023	210,994
300,000	[1,2]	Cencosud SA, Sr. Unsecd. Note, Series 144A, 6.625%, 2/12/2045	318,947
		TOTAL	1,373,919
		Food Products—0.9%
300,000		BRF-Brasil Foods SA, Series REGS, 3.95%, 5/22/2023	296,910
1,250,000	[1,2]	Cosan Luxembourg SA, Sr. Unsecd. Note, Series 144A, 7.00%, 1/20/2027	1,303,125
2,000,000		Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series REGS, 3.875%, 6/27/2024	2,086,720
100,000		Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series REGS, 4.875%, 6/30/2020	109,053
900,000		JBS Investments GmbH, Series REGS, 7.75%, 10/28/2020	945,000
600,000	[1,2]	Marfrig Holding Europe BV, Sr. Unsecd. Note, Series 144A, 8.00%, 6/8/2023	621,000
400,000	[1,2]	Marfrig Holding Europe BV, Sr. Unsecd. Note, Series 144A, 8.375%, 5/9/2018	418,000
600,000	[1,2]	Minerva Luxembourg SA, Sr. Unsecd. Note, Series 144A, 6.50%, 9/20/2026	588,600
250,000	[1,2]	Sigma Alimentos SA, Sr. Unsecd. Note, Series 144A, 4.125%, 5/2/2026	252,125
600,000		Sigma Alimentos SA, Sr. Unsecd. Note, Series REGS, 4.125%, 5/2/2026	605,100
		TOTAL	7,225,633
		Forest Products—0.1%
1,000,000		Celulosa Arauco y Constitucion SA, Sr. Unsecd. Note, 7.25%, 7/29/2019	1,137,681
		Government Agency—0.7%
800,000	[1,2]	Banco Nacional de Desenvolvimento Economico e Social, Note, Series 144A, 6.50%, 6/10/2019	865,688
800,000	[1,2]	Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsecd. Note, Series 144A, 6.369%, 6/16/2018	844,400
1,400,000		Banco Nacional de Desenvolvimento Economico e Social, Sr. Unsecd. Note, Series REGS, 6.50%, 6/10/2019	1,514,954
2,600,000		Korea National Oil Corp., Sr. Unsecd. Note, Series REGS, 3.25%, 7/10/2024	2,734,295
		TOTAL	5,959,337
		Hotels, Motels, Inns & Casinos—0.0%
350,000		Grupo Posadas SA de C.V., Sr. Secd. Note, Series REGS, 7.875%, 6/30/2022	362,250
		Industrial - Other—0.1%
250,000		Andrade Gutierrez International S.A., Sr. Unsecd. Note, Series REGS, 4.00%, 4/30/2018	205,000
300,000		Indo Energy Finance II, Series REGS, 6.375%, 1/24/2023	236,270
		TOTAL	441,270
		Industrial Products & Equipment—0.0%
200,000		Cemex Finance LLC, Series REGS, 6.00%, 4/1/2024	207,500
		Metals & Mining—4.2%
400,000		Abja Investment Co., 5.95%, 7/31/2024	404,040
750,000		Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/1/2022	770,098
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Metals & Mining—continued
$300,000		CSN Islands XI Corp., Series REGS, 6.875%, 9/21/2019	$245,063
200,000	[1,2]	CSN Islands XII Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 9/29/2049	119,000
400,000		CSN Resources SA, Series REGS, 6.50%, 7/21/2020	306,000
2,200,000		China Hongqiao Group, 7.625%, 6/26/2017	2,249,500
2,600,000	[1,2]	Codelco, Inc., Series 144A, 3.00%, 7/17/2022	2,571,005
1,933,000	[1,2]	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.50%, 9/16/2025	2,014,358
700,000	[1,2]	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/4/2044	704,590
900,000		Evraz Group SA, Sr. Unsecd. Note, Series REGS, 6.50%, 4/22/2020	926,991
1,000,000		Fresnillo PLC, Series REGS, 5.50%, 11/13/2023	1,096,250
950,000	[1,2]	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 5.893%, 4/29/2024	944,965
100,000	[1,2]	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 10/20/2017	104,350
1,300,000	[1,2]	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 4/16/2044	1,248,000
500,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, Series REGS, 5.893%, 4/29/2024	497,350
500,000		GTL Trade Finance, Inc., Sr. Unsecd. Note, Series REGS, 7.25%, 10/20/2017	521,750
600,000		Gerdau Trade, Inc., Sr. Unsecd. Note, Series REGS, 4.75%, 4/15/2023	582,570
1,500,000		MMC Norlisk Nick Via MMC, Sr. Unsecd. Note, Series REGS, 6.625%, 10/14/2022	1,677,307
2,500,000		Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.20%, 7/27/2026	2,546,267
1,745,000	[1,2]	Polyus Gold International Ltd., Sr. Unsecd. Note, Series 144A, 4.699%, 3/28/2022	1,734,094
600,000		Samarco Mineracao SA, Series REGS, 5.75%, 10/24/2023	246,000
2,100,000		Severstal OAO Via Steel Capital SA, Sr. Unsecd. Note, Series REGS, 5.90%, 10/17/2022	2,280,541
2,000,000		Southern Copper Corp., 5.25%, 11/8/2042	1,903,964
410,000		Southern Copper Corp., Sr. Unsecd. Note, 3.875%, 4/23/2025	413,108
3,000,000		Vale Overseas Ltd., 4.375%, 1/11/2022	3,015,000
700,000		Vale Overseas Ltd., 6.875%, 11/21/2036	709,415
220,000		Vale Overseas Ltd., Sr. Unsecd. Note, 4.625%, 9/15/2020	226,875
679,000		Vale Overseas Ltd., Sr. Unsecd. Note, 5.875%, 6/10/2021	725,681
410,000		Vale Overseas Ltd., Sr. Unsecd. Note, 6.25%, 8/10/2026	440,750
1,000,000		Vale Overseas Ltd., Sr. Unsecd. Note, 6.875%, 11/10/2039	993,200
300,000		Vale Overseas Ltd., Sr. Unsecd. Note, 8.25%, 1/17/2034	338,910
1,000,000		Vale SA, 5.625%, 9/11/2042	874,430
1,000,000		Vedanta Resources PLC, Series REGS, 7.125%, 5/31/2023	970,000
550,000		Vedanta Resources PLC, Series REGS, 8.25%, 6/7/2021	565,840
200,000		Vedanta Resources PLC, Series REGS, 9.50%, 7/18/2018	212,509
100,000	[1,2]	Vedanta Resources PLC, Sr. Unsecd. Note, Series 144A, 9.50%, 7/18/2018	106,255
500,000		Vedanta Resources PLC, Sr. Unsecd. Note, Series REGS, 6.00%, 1/31/2019	501,300
		TOTAL	35,787,326
		Oil & Gas—14.4%
1,366,171	1,3,	[4]Afren PLC, Series 144A, 6.625%, 12/9/2020	6,966
1,200,278	[3,4]	Afren PLC, Series REGS, 10.25%, 4/8/2019	6,121
2,439,590	[3,4]	Afren PLC, Series REGS, 11.50%, 2/1/2016	12,442
3,000,000		CNOOC Finance 2013 Ltd., 4.25%, 5/9/2043	3,026,022
8,500,000		CNOOC Finance 2014 ULC, 4.25%, 4/30/2024	9,073,877
1,000,000		CNPC General Capital Ltd., Sr. Unsecd. Note, Series EMTN, 2.70%, 11/25/2019	1,023,674
60,000		Ecopetrol SA, 4.25%, 9/18/2018	62,250
1,000,000		Ecopetrol SA, Sr. Unsecd. Note, 5.375%, 6/26/2026	1,011,500
1,883,000		Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 9/18/2023	2,024,225
1,000,000		Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 5/28/2045	887,500
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$900,000	[1,2]	Empresa Nacional del Petroleo, Note, Series 144A, 5.25%, 8/10/2020	$991,707
600,000		GNL Quintero SA, Sr. Unsecd. Note, Series REGS, 4.634%, 7/31/2029	631,500
2,000,000	[1,2]	Gazprom OAO, Series 144A, 3.85%, 2/6/2020	2,007,550
2,000,000		Gazprom Via Gaz Capital SA, Sr. Unsecd. Note, Series REGS, 4.95%, 7/19/2022	2,058,646
3,009,000		KazMunaiGaz Finance Sub B.V., Series REGS, 6.375%, 4/9/2021	3,315,759
700,000		Korea Gas Corp., Sr. Unsecd. Note, Series REGS, 3.50%, 7/2/2026	760,972
2,000,000		Lukoil International Finance BV, Series REGS, 4.563%, 4/24/2023	2,031,370
3,163,000		ONGC Videsh Ltd., 3.75%, 5/7/2023	3,250,944
435,450		Odbrcht Offshore Drilling Finance Ltd., Series REGS, 6.625%, 10/1/2022	91,445
525,000		Odebrecht Drill VIII/IX, Series REGS, 6.35%, 6/30/2021	173,250
171,100		Odebrecht Offshore Drilling Finance Ltd., Series REGS, 6.75%, 10/1/2022	36,359
1,000,000		PTT Exploration and Production Public Co., Sub. Note, Series REGS, 4.875%, 12/29/2049	1,015,909
750,000	[1,2]	Pacific Rubiales, Series 144A, 5.375%, 1/26/2019	153,750
532,000		Pemex Project Funding Master Trust, Sr. Unsecd. Note, 5.75%, 3/1/2018	559,930
3,600,000		Pertamina Persero PT, Sr. Unsecd. Note, Series REGS, 5.625%, 5/20/2043	3,624,613
351,000		Pertamina PT, Note, Series REGS, 5.25%, 5/23/2021	379,968
700,000	[1,2]	Pertamina PT, Series 144A, 4.30%, 5/20/2023	726,777
415,000	[1,2]	Petrobras Argentina S.A., Sr. Unsecd. Note, Series 144A, 7.375%, 7/21/2023	426,413
1,500,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 3.00%, 1/15/2019	1,473,750
4,550,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	4,129,125
1,000,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 5.625%, 5/20/2043	790,700
4,000,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.25%, 3/17/2024	3,955,000
450,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.85%, 6/5/2115	385,875
1,070,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 8.375%, 12/10/2018	1,160,950
4,200,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 8.375%, 5/23/2021	4,652,760
2,700,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 8.75%, 5/23/2026	3,048,300
600,000		Petrobras International Finance Co., Company Guarantee, 6.75%, 1/27/2041	534,570
144,000		Petrobras International Finance Co., Company Guarantee, 7.875%, 3/15/2019	155,160
3,535,000		Petrobras International Finance Co., Sr. Unsecd. Note, 5.75%, 1/20/2020	3,656,958
5,000,000		Petroleos de Venezuela, S.A., Company Guarantee, 5.375%, 4/12/2027	1,841,500
12,300,000		Petroleos de Venezuela, S.A., Sr. Unsecd. Note, Series REGS, 6.00%, 11/15/2026	4,599,831
9,800,000		Petroleos de Venezuela, S.A., Unsecd. Note, Series REGS, 6.00%, 5/16/2024	3,703,420
50,000		Petroleos Mexicanos, 3.50%, 7/18/2018	50,938
4,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.25%, 1/15/2025	3,860,000
1,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.50%, 1/23/2026	968,500
2,700,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/24/2022	2,766,960
6,100,000		Petroleos Mexicanos, Sr. Unsecd. Note, 5.625%, 1/23/2046	5,297,850
1,400,000	[1,2]	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.75%, 9/21/2047	1,389,360
5,060,000	[1,2]	Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.875%, 8/4/2026	5,669,224
1,000,000		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 9.75%, 8/14/2019	1,111,900
8,600,000		Petronas Capital Ltd., Sr. Unsecd. Note, Series REGS, 3.50%, 3/18/2025	9,098,026
1,000,000		Petronas Capital Ltd., Sr. Unsecd. Note, Series REGS, 4.50%, 3/18/2045	1,091,266
525,000	[1,2]	Puma International Financing SA, Series 144A, 6.75%, 2/1/2021	542,178
400,000		Qgog Constellation SA, Series REGS, 6.25%, 11/9/2019	195,000
250,000	[1,2]	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.125%, 1/28/2025	258,762
1,500,000	[1,2]	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 2/10/2045	1,522,161
8,700,000	[1,2]	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, Series 144A, 3.25%, 4/28/2025	8,760,491
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$2,100,000	[1,2]	Sinopec Group Overseas Development 2016 Ltd., Sr. Unsecd. Note, Series 144A, 2.00%, 9/29/2021	$2,065,988
500,000	[1,2]	Thai Oil PCL, Series 144A, 4.875%, 1/23/2043	532,533
200,000		Tupras Turkiye Petrol Rafinerileri A.S., Series REGS, 4.125%, 5/2/2018	201,760
920,000		YPF Sociedad Anonima, Series REGS, 8.75%, 4/4/2024	1,015,174
2,300,000	[1,2]	YPF Sociedad Anonima, Sr. Unsecd. Note, Series 144A, 8.50%, 3/23/2021	2,535,060
		TOTAL	122,392,469
		Paper Products—0.2%
650,000	[1,2]	Bahia SUL Holdings GmbH, Sr. Unsecd. Note, Series 144A, 5.75%, 7/14/2026	644,345
280,000		Fibria Overseas Finance, Sr. Unsecd. Note, 5.25%, 5/12/2024	287,000
300,000	[1,2]	Inversiones CMPC SA, Sr. Unsecd. Note, Series 144A, 4.50%, 4/25/2022	317,833
400,000	[1,2]	Suzano Trading Ltd., Sr. Unsecd. Note, Series 144A, 5.875%, 1/23/2021	415,000
		TOTAL	1,664,178
		Pharmaceuticals—0.3%
700,000		Teva Pharmaceutical Finance III BV, Sr. Unsecd. Note, 3.15%, 10/1/2026	682,650
1,400,000		Teva Pharmaceutical Industries Ltd., Sr. Unsecd. Note, 2.95%, 12/18/2022	1,417,909
		TOTAL	2,100,559
		Railroad—0.3%
900,000		Kazakhstan Temir Zholy, Sr. Unsecd. Note, Series REGS, 6.95%, 7/10/2042	932,301
1,600,000	[1,2]	Lima Metro Line 2 Finance Ltd., Series 144A, 5.875%, 7/5/2034	1,780,000
		TOTAL	2,712,301
		Real Estate—1.8%
200,000	[1,2]	BR Malls International Finance Ltd., Sr. Unsecd. Note, Series 144A, 8.50%, 1/29/2049	199,000
545,000		China Aoyuan Property Group Ltd., Sr. Unsecd. Note, 6.525%, 4/25/2019	558,307
5,300,000		China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.95%, 11/15/2022	5,599,604
2,000,000		Country Garden Holdings Co., Sr. Unsecd. Note, 7.50%, 3/9/2020	2,142,544
200,000		Franshion Brilliant Ltd., 5.375%, 10/17/2018	208,767
4,300,000		Franshion Brilliant Ltd., 5.75%, 3/19/2019	4,582,725
2,000,000		Wanda Properties International Co., Sr. Unsecd. Note, 7.25%, 1/29/2024	2,253,496
		TOTAL	15,544,443
		Refining—0.1%
315,789		EP PetroEcuador (Noble), Sec. Fac. Bond, 6.4867%, 9/24/2019	313,421
500,000	[1,2]	Ultrapar International SA, Sr. Unsecd. Note, Series 144A, 5.25%, 10/6/2026	509,950
		TOTAL	823,371
		Retailers—0.2%
600,000		Grupo Elektra S.A. de C.V., Sr. Unsecd. Note, Series REGS, 7.25%, 8/6/2018	608,100
800,000		Saci Falabella, Series REGS, 3.75%, 4/30/2023	831,550
		TOTAL	1,439,650
		Software & Services—0.4%
300,000		SixSigma Networks Mexico SA de CV, Series REGS, 8.25%, 11/7/2021	295,500
2,500,000	[1,2]	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.80%, 2/11/2025	2,648,797
		TOTAL	2,944,297
		Sovereign—0.6%
2,250,000		Angola, Government of, Sr. Unsecd. Note, Series REGS, 7.00%, 8/16/2019	2,248,042
1,200,000		Qatar, Government of, 3.241%, 1/18/2023	1,261,476
1,200,000		Qatar, Government of, Sr. Unsecd. Note, Series REGS, 2.099%, 1/18/2018	1,204,534
		TOTAL	4,714,052
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		State/Provincial—2.5%
$8,115,000	[1,2]	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.95%, 2/19/2021	$9,190,237
7,900,000		Provincia De Buenos Aires, Series REGS, 10.875%, 1/26/2021	9,085,000
700,000	[1,2]	Provincia De Buenos Aires, Sr. Unsecd. Note, Series 144A, 5.75%, 6/15/2019	717,500
2,550,000	[1,2]	Provincia De Buenos Aires, Sr. Unsecd. Note, Series 144A, 7.875%, 6/15/2027	2,620,125
40,000		Provincia De Buenos Aires, Sr. Unsecd. Note, Series REGS, 4.00%, 5/15/2035	30,200
11,000		Provincia De Buenos Aires, Sr. Unsecd. Note, Series REGS, 9.25%, 4/15/2017	11,193
		TOTAL	21,654,255
		Steel—0.3%
400,000		JSW Steel Ltd., Sr. Unsecd. Note, 4.75%, 11/12/2019	393,596
1,850,000	[1,2]	OJSC Novo (Steel Funding), Sr. Unsecd. Note, Series 144A, 4.50%, 6/15/2023	1,851,711
		TOTAL	2,245,307
		Technology—0.5%
4,000,000		Lenovo Group Ltd., Sr. Unsecd. Note, 4.70%, 5/8/2019	4,230,416
		Technology Services—0.2%
2,000,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.60%, 11/28/2024	2,066,772
		Telecommunications & Cellular—3.9%
1,200,000		America Movil S.A.B. de C.V., 6.125%, 11/15/2037	1,429,960
400,000		America Movil S.A.B. de C.V., 6.125%, 3/30/2040	484,290
1,725,000		America Movil S.A.B. de C.V., Company Guarantee, 5.00%, 3/30/2020	1,892,216
500,000		America Movil S.A.B. de C.V., Company Guarantee, 5.625%, 11/15/2017	522,840
2,425,000	[1,2]	Bharti Airtel International Netherlands BV, Series 144A, 5.35%, 5/20/2024	2,643,158
1,200,000		Bharti Airtel International Netherlands BV, Series REGS, 5.125%, 3/11/2023	1,293,839
300,000		Colombia Telecomunicaciones SA ESP, Sr. Unsecd. Note, Series REGS, 5.375%, 9/27/2022	299,250
300,000	[1,2]	Colombia Telecomunicaciones SA ESP, Sub. Note, Series 144A, 8.50%, 12/29/2049	267,300
500,000		Columbus International, Inc., Sr. Unsecd. Note, Series REGS, 7.375%, 3/30/2021	536,875
800,000		Comcel Trust, Series REGS, 6.875%, 2/6/2024	822,000
1,100,000		Digicel Group Ltd., Series REGS, 8.25%, 9/30/2020	976,800
500,000		Digicel Group Ltd., Sr. Unsecd. Note, Series REGS, 7.125%, 4/1/2022	401,250
1,250,000	[1,2]	Digicel Ltd., Series 144A, 6.00%, 4/15/2021	1,124,625
3,000,000		Emirates Telecom Corp., Sr. Unsecd. Note, Series GMTN, 3.50%, 6/18/2024	3,168,801
1,200,000		Empresa Nacional de Telecomunicaciones S.A., Sr. Unsecd. Note, Series REGS, 4.875%, 10/30/2024	1,252,334
600,000	[1,2]	GTH Finance B.V., Sr. Unsecd. Note, Series 144A, 6.25%, 4/26/2020	628,332
1,000,000	[1,2]	GTH Finance B.V., Sr. Unsecd. Note, Series 144A, 7.25%, 4/26/2023	1,067,250
1,663,000	[1,2]	MTN Mauritius Investment Ltd., Sr. Unsecd. Note, Series 144A, 5.373%, 2/13/2022	1,678,479
1,500,000		Mobile Telesys (Mts Int), Sr. Unsecd. Note, Series REGS, 5.00%, 5/30/2023	1,556,362
2,300,000		Qtel International Finance Ltd., Series REGS, 3.25%, 2/21/2023	2,346,839
400,000	[1,2]	SK Telecom Co. Ltd., Sr. Unsecd. Note, Series 144A, 2.125%, 5/1/2018	402,594
1,000,000		Sistema JSFC, Series REGS, 6.95%, 5/17/2019	1,071,150
200,000		Telfon Celuar Del Paragu, Sr. Unsecd. Note, 6.75%, 12/13/2022	209,800
2,900,000	[1,2]	Turkcell Iletisim Hizmetleri A.S., Unsecd. Note, Series 144A, 5.75%, 10/15/2025	2,981,548
4,000,000		Vimpelcom, Sr. Unsecd. Note, Series REGS, 5.20%, 2/13/2019	4,130,000
		TOTAL	33,187,892
		Transportation—0.6%
300,000		Adani Ports and Special, Sr. Unsecd. Note, Series REGS, 3.50%, 7/29/2020	302,763
2,800,000	[1,2]	DP World Ltd., Series 144A, 6.85%, 7/2/2037	3,203,631
200,000		DP World Ltd., Series REGS, 6.85%, 7/2/2037	228,831
600,000	[1,2]	Global Ports (Finance) PLC, Sr. Unsecd. Note, Series 144A, 6.50%, 9/22/2023	600,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Transportation—continued
$550,000	[1,2]	SCF Capital Ltd., Sr. Unsecd. Note, Series 144A, 5.375%, 6/16/2023	$571,898
		TOTAL	4,907,123
		Utilities—2.8%
600,000	[1,2]	Centrais Eletricas Brasileiras SA, Sr. Unsecd. Note, Series 144A, 5.75%, 10/27/2021	602,250
900,000		Centrais Eletricas Brasileiras SA, Sr. Unsecd. Note, Series REGS, 6.875%, 7/30/2019	949,500
400,000	[1,2]	Comision Federal de Electricidad, Sr. Unsecd. Note, Series 144A, 4.75%, 2/23/2027	407,000
2,500,000		Comision Federal de Electricidad, Sr. Unsecd. Note, Series REGS, 4.875%, 1/15/2024	2,612,500
3,800,000		Empresa de Energia de Bogota SA, Sr. Unsecd. Note, Series REGS, 6.125%, 11/10/2021	3,918,750
300,000		Empresa Electrica Guarcolda SA, Sr. Unsecd. Note, Series REGS, 4.56%, 4/30/2025	286,189
515,000		Enersis Americas SA, Sr. Unsecd. Note, 4.00%, 10/25/2026	514,923
2,600,000		Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.75%, 1/26/2021	2,622,100
1,600,000	[1,2]	Hrvatska Elektroprivreda, Sr. Unsecd. Note, Series 144A, 5.875%, 10/23/2022	1,749,416
1,827,000		Inkia Energy Ltd., Series REGS, 8.375%, 4/4/2021	1,909,215
600,000		Instituto Costarricense de Electricidad, Sr. Unsecd. Note, Series REGS, 6.375%, 5/15/2043	521,190
4,200,000		Israel Electric Corp. Ltd., Series REGS, 7.25%, 1/15/2019	4,621,575
2,000,000		Israel Electric Corp. Ltd., Sr. Unsecd. Note, Series REGS, 6.70%, 2/10/2017	2,027,052
200,000		Majapahit Holding BV, Series REGS, 7.875%, 6/29/2037	259,500
1,000,000	[1,2]	Perusahaan Listrik Negara PT, Sr. Unsecd. Note, Series 144A, 5.50%, 11/22/2021	1,110,000
		TOTAL	24,111,160
		Utility - Electric—0.2%
1,800,000		NTPC Ltd., Series EMTN, 4.375%, 11/26/2024	1,922,045
		TOTAL CORPORATE BONDS (IDENTIFIED COST $512,183,019)	525,453,830
		FOREIGN GOVERNMENTS/AGENCIES—33.7%
		Sovereign—33.7%
136,500,000 ARS		Argentina, Government of, 24.11%, 3/28/2017	9,206,601
7,780,000	[1,2]	Argentina, Government of, Sr. Unsecd. Note, Series 144A, 7.50%, 4/22/2026	8,499,650
4,600,000		Argentina, Government of, Unsecd. Note, 0.75%, 2/22/2017	4,541,953
751,000		Armenia, Government of, 6.00%, 9/30/2020	776,346
1,353,000	[1,2]	Armenia, Government of, Sr. Unsecd. Note, Series 144A, 6.00%, 9/30/2020	1,398,664
2,600,000		Azerbaijan, Government of, Sr. Unsecd. Note, 4.75%, 3/18/2024	2,685,592
950,000	[1,2]	Bahrain, Government of, Sr. Unsecd. Note, Series 144A, 7.00%, 10/12/2028	978,500
2,000,000		Bahrain, Government of, Unsecd. Note, 6.00%, 9/19/2044	1,690,000
1,000,000		Belarus, Government of, Sr. Unsecd. Note, 8.95%, 1/26/2018	1,049,586
800,000	[1,2]	Bermuda, Government of, Sr. Unsecd. Note, Series 144A, 3.717%, 1/25/2027	801,880
1,000,000	[1,2]	Bermuda, Government of, Sr. Unsecd. Note, Series 144A, 4.138%, 1/3/2023	1,056,590
465,000	[1,2]	Bolivia, Government of, Series 144A, 4.875%, 10/29/2022	513,825
2,000,000		Brazil, Government of, 4.25%, 1/7/2025	1,980,000
2,500,000		Brazil, Government of, Sr. Secd. Note, 5.625%, 2/21/2047	2,393,750
3,300,000		Brazil, Government of, Sr. Unsecd. Note, 5.00%, 1/27/2045	2,912,250
5,400,000		Brazil, Government of, Sr. Unsecd. Note, 6.00%, 4/7/2026	5,960,250
2,370,000	[1,2]	Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/19/2025	2,637,383
1,000,000		Chile, Government of, 3.625%, 10/30/2042	1,020,000
350,000		Chile, Government of, Sr. Unsecd. Note, 2.25%, 10/30/2022	352,100
700,000		Colombia, Government of, Sr. Unsecd. Note, 4.00%, 2/26/2024	726,250
600,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	639,000
2,600,000		Colombia, Government of, Sr. Unsecd. Note, 5.00%, 6/15/2045	2,639,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
4,200,000		Colombia, Government of, Sr. Unsecd. Note, 5.625%, 2/26/2044	$4,588,500
1,800,000		Colombia, Government of, Sr. Unsecd. Note, 7.375%, 3/18/2019	2,025,000
1,500,000	[1,2]	Costa Rica, Government of, Series 144A, 4.25%, 1/26/2023	1,451,250
1,630,000		Costa Rica, Government of, 4.375%, 4/30/2025	1,551,320
1,400,000		Croatia, Government of, 6.00%, 1/26/2024	1,579,900
1,200,000	[1,2]	Dominican Republic, Government of, Series 144A, 5.875%, 4/18/2024	1,248,000
2,600,000	[1,2]	Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 5.50%, 1/27/2025	2,645,500
1,000,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.45%, 4/30/2044	1,107,500
1,700,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.50%, 5/6/2021	1,870,153
2,500,000		Dubai, Government of, 5.25%, 1/30/2043	2,387,500
2,300,000		Ecuador, Government of, 7.95%, 6/20/2024	2,167,750
500,000		Ecuador, Government of, Sr. Unsecd. Note, 10.50%, 3/24/2020	527,500
1,765,000		El Salvador, Government of, 7.625%, 2/1/2041	1,812,814
600,000		Ethiopia, Government of, Sr. Unsecd. Note, 6.625%, 12/11/2024	567,660
1,000,000	[1,2]	Gabon, Government of, Unsecd. Note, Series 144A, 6.95%, 6/16/2025	922,370
1,300,000	[1,2]	Ghana, Government of, Sr. Unsecd. Note, Series 144A, 9.25%, 9/15/2022	1,347,593
500,000		Ghana, Government of, Unsecd. Note, 10.75%, 10/14/2030	588,650
1,200,000		Guatemala, Government of, Sr. Unsecd. Note, 5.75%, 6/6/2022	1,338,000
700,000		Honduras, Government of, 8.75%, 12/16/2020	792,925
1,902,000		Hungary, Government of, 4.125%, 2/19/2018	1,957,443
970,000		Hungary, Government of, 5.75%, 11/22/2023	1,131,748
250,000		Hungary, Government of, 6.375%, 3/29/2021	288,413
6,600,000		Indonesia, Government of, 5.375%, 10/17/2023	7,458,521
1,700,000	[1,2]	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 4.55%, 3/29/2026	1,789,250
5,600,000		Indonesia, Government of, Sr. Unsecd. Note, 4.75%, 1/8/2026	6,104,594
3,500,000		Indonesia, Government of, Sr. Unsecd. Note, 5.25%, 1/17/2042	3,832,615
6,600,000	[1,2]	Indonesia, Government of, Unsecd. Note, Series 144A, 4.35%, 9/10/2024	6,930,000
1,200,000		Iraq, Government of, Bond, 5.80%, 1/15/2028	964,471
2,400,000		Israel, Government of, Sr. Unsecd. Note, 2.875%, 3/16/2026	2,477,722
1,000,000	[1,2]	Ivory Coast, Government of, Series 144A, 5.375%, 7/23/2024	1,008,520
4,158,000		Ivory Coast, Government of, Sr. Unsecd. Note, 5.75%, 12/31/2032	4,073,010
3,100,000		Jamaica, Government of, Sr. Unsecd. Note, 6.75%, 4/28/2028	3,503,000
1,500,000		Kazakhstan, Government of, 4.875%, 10/14/2044	1,515,060
1,100,000	[1,2]	Kazakhstan, Government of, Company Guarantee, Series 144A, 6.375%, 10/6/2020	1,183,875
1,700,000	[1,2]	Kazakhstan, Government of, Sr. Unsecd. Note, Series 144A, 5.125%, 7/21/2025	1,883,209
1,130,000	[1,2]	Kenya, Government of, Series 144A, 6.875%, 6/24/2024	1,127,175
3,700,000		Lebanon, Government of, Sr. Unsecd. Note, 5.15%, 11/12/2018	3,646,276
2,100,000		Lebanon, Government of, Sr. Unsecd. Note, 6.65%, 2/26/2030	2,026,920
5,000,000		Lebanon, Government of, Sr. Unsub., 8.25%, 4/12/2021	5,350,000
6,500,000		Mexico, Government of, 3.50%, 1/21/2021	6,818,500
7,900,000		Mexico, Government of, 4.125%, 1/21/2026	8,334,500
2,300,000		Mexico, Government of, 4.75%, 3/8/2044	2,294,250
2,000,000		Mexico, Government of, Sr. Secd. Note, 4.35%, 1/15/2047	1,892,000
6,800,000		Mexico, Government of, Sr. Unsecd. Note, 3.60%, 1/30/2025	6,919,000
1,500,000		Mexico, Government of, Sr. Unsecd. Note, 4.60%, 1/23/2046	1,466,250
600,000		Namibia, Government of, Sr. Unsecd. Note, 5.50%, 11/3/2021	644,040
2,100,000		Nigeria, Government of, Sr. Unsecd. Note, 6.375%, 7/12/2023	2,027,613
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
1,800,000	[1,2]	Pakistan, Government of, Series 144A, 7.25%, 4/15/2019	$1,907,995
2,000,000	[1,2]	Pakistan, Government of, Unsecd. Note, Series 144A, 6.75%, 12/3/2019	2,117,922
6,000,000		Panama, Government of, Sr. Unsecd. Note, 3.75%, 3/16/2025	6,345,000
1,600,000	[1,2]	Paraguay, Government of, Series 144A, 6.10%, 8/11/2044	1,768,000
400,000		Peru, Government of, 6.55%, 3/14/2037	548,000
600,000		Peru, Government of, Bond, 8.75%, 11/21/2033	948,000
2,200,000		Peru, Government of, Sr. Unsecd. Note, 4.125%, 8/25/2027	2,444,750
700,000		Peru, Government of, Sr. Unsecd. Note, 5.625%, 11/18/2050	885,500
3,100,000		Philippines, Government of, 6.375%, 1/15/2032	4,211,387
4,700,000		Philippines, Government of, Sr. Unsecd. Note, 3.95%, 1/20/2040	5,061,543
1,600,000		Philippines, Government of, Sr. Unsecd. Note, 4.00%, 1/15/2021	1,740,502
4,600,000		Poland, Government of, Sr. Unsecd. Note, 3.25%, 4/6/2026	4,773,972
1,200,000		Qatar, Government of, Sr. Unsecd. Note, 4.50%, 1/20/2022	1,319,064
600,000		Qatar, Government of, Sr. Unsecd. Note, 6.40%, 1/20/2040	807,227
3,700,000		Romania, Government of, 4.375%, 8/22/2023	4,018,940
4,400,000		Russia, Government of, 5.625%, 4/4/2042	4,859,360
800,000	[1,2]	Russia, Government of, Sr. Unsecd. Note, Series 144A, 4.75%, 5/27/2026	846,704
900,000	[1,2]	Saudi Arabia, Government of, Sr. Unsecd. Note, Series 144A, 2.375%, 10/26/2021	897,750
2,540,000	[1,2]	Saudi Arabia, Government of, Sr. Unsecd. Note, Series 144A, 3.25%, 10/26/2026	2,504,796
455,000		Senegal, Government of, Unsecd. Note, 6.25%, 7/30/2024	467,758
200,000		Serbia, Government of, 5.875%, 12/3/2018	211,684
1,600,000		Serbia, Government of, 7.25%, 9/28/2021	1,838,000
5,000,000		South Africa, Government of, 5.875%, 5/30/2022	5,641,890
4,000,000	[1,2]	Sri Lanka, Government of, Series 144A, 6.00%, 1/14/2019	4,125,792
4,750,000		Sri Lanka, Government of, Sr. Unsecd. Note, 6.00%, 1/14/2019	4,899,378
400,000	[1,2]	Suriname, Government of, Sr. Unsecd. Note, Series 144A, 9.25%, 10/26/2026	418,056
2,300,000	[1,2]	Tunisia, Government of, Series 144A, 5.75%, 1/30/2025	2,217,959
6,100,000		Turkey, Government of, 3.25%, 3/23/2023	5,679,283
2,000,000		Turkey, Government of, 6.75%, 5/30/2040	2,256,000
7,775,000		Turkey, Government of, Sr. Unsecd. Note, 4.25%, 4/14/2026	7,445,107
3,010,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, Series GDP (144A), 0.00%, 5/31/2040	951,371
412,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2019	410,764
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2020	1,491,530
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2021	1,482,425
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2022	1,471,137
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2023	1,460,000
1,505,000	[1,2]	Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2025	1,440,616
1,730,970		Uruguay, Government of, 4.375%, 10/27/2027	1,828,337
1,884,600		Uruguay, Government of, 4.50%, 8/14/2024	2,061,752
4,000,000		Uruguay, Government of, Sr. Unsecd. Note, 5.10%, 6/18/2050	3,980,000
5,000,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	2,160,000
12,000,000		Venezuela, Government of, Sr. Unsecd. Note, 6.00%, 12/9/2020	5,328,000
1,400,000	[1,2]	Vietnam, Government of, Sr. Unsecd. Note, Series 144A, 6.75%, 1/29/2020	1,559,397
4,800,000	[1,2]	Zambia, Government of, Series 144A, 8.97%, 7/30/2027	4,706,112
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $278,472,191)	287,165,790
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		ASSET-BACKED SECURITY—0.1%
$500,000	[1,2]	EngenCap ABS Trust Payment Trust Agreement 2711, Class Note, Series 144A, 3.67%, 12/21/2026 (IDENTIFIED COST $499,916)	$494,067
		PURCHASED PUT OPTION—0.0%
13,600,000		CITI USD PUT/MXN, Strike Price $18.00; Expiration Date 11/22/2016 (IDENTIFIED COST $176,910)	39,699
		INVESTMENT COMPANY—2.1%
18,016,371	[5]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.45%[6] (AT NET ASSET VALUE)	18,016,371
		TOTAL INVESTMENTS—97.7% (IDENTIFIED COST $809,348,407)[7]	831,169,757
		OTHER ASSETS AND LIABILITIES - NET—2.3%[8]	19,720,254
		TOTAL NET ASSETS—100%	$850,890,011
At October 31, 2016, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
11/10/2016	State Street Bank	1,620,000 GBP	$2,108,948	$(125,769)
11/28/2016	JPMorgan Chase	50,099,321 MXN	$2,528,800	$114,397
11/28/2016	JPMorgan Chase	125,312,787 MXN	$6,322,000	$289,395
11/28/2016	JPMorgan Chase	55,850,328 ZAR	$3,933,333	$187,427
11/28/2016	JPMorgan Chase	69,812,910 ZAR	$4,916,667	$234,284
12/02/2016	Citibank N.A.	19,600,000 BRL	$4,384,297	$1,704,051
12/09/2016	JPMorgan Chase	3,862,500 EUR	$4,205,319	$41,451
12/12/2016	Citibank N.A.	7,780,000 EUR	$8,732,109	$(176,704)
12/21/2016	Citibank N.A.	29,450,000 CNH	$4,367,233	$(39,289)
12/21/2016	JPMorgan Chase	7,725,000 EUR	$8,459,534	$39,538
Contracts Sold:
11/10/2016	State Street Bank	1,620,000 GBP	$2,119,268	$136,089
11/28/2016	JPMorgan Chase	48,820,228 MXN	$2,528,800	$(46,913)
11/28/2016	JPMorgan Chase	122,050,570 MXN	$6,322,000	$(117,283)
11/28/2016	Bank Of New York	54,466,833 ZAR	$3,933,333	$(85,350)
11/28/2016	Barclays Bank PLC	67,940,958 ZAR	$4,916,667	$(96,167)
12/02/2016	Citibank N.A.	19,600,000 BRL	$4,493,867	$(1,594,482)
12/02/2016	Citibank N.A.	27,600,000 BRL	$8,635,795	$62,407
12/12/2016	Citibank N.A.	7,780,000 EUR	$8,805,754	$250,349
12/21/2016	Citibank N.A.	29,450,000 CNH	$4,263,790	$(64,153)
12/28/2016	JPMorgan Chase	119,944,238 ZAR	$8,700,000	$(95,166)
03/28/2017	BNP Paribas SA	136,500,000 ARS	$8,115,339	$(182,859)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$435,253
Annual Shareholder Report

At October 31, 2016, the Fund had the following open swap contracts:
CREDIT DEFAULT SWAPS
Counterparty	Reference Entity	Buy/ Sell	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread at 10/31/2016[9]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
OTC Swaps:
Barclays	CDX Index Emerging Market Series 26	Buy	1.00%	12/20/2021	2.36%	$66,500,000	$4,389,066	$4,278,148	$110,918
Net Unrealized Appreciation on Foreign Exchange Contract and value for Swap Contracts is included in “Other Assets and Liabilities—Net.”
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2016, these restricted securities amounted to $219,810,547, which represented 25.8% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2016, these liquid restricted securities amounted to $219,803,581, which represented 25.8% of total net assets.
3	Issuer in default.
4	Non-income-producing security.
5	Affiliated holding.
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $810,161,676.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
9	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$525,453,830	$—	$525,453,830
Foreign Governments/Agencies	—	287,165,790	—	287,165,790
Asset-Backed Security	—	494,067	—	494,067
Purchased Put Option	—	39,699	—	39,699
Investment Company	18,016,371	—	—	18,016,371
TOTAL SECURITIES	$18,016,371	$813,153,386	$—	$831,169,757
Other Financial Instruments[1]
Assets	$—	$7,448,454	$—	$7,448,454
Liabilities	—	(2,624,135)	—	(2,624,135)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$4,824,319	$—	$4,824,319
1	Other financial instruments include foreign exchange contracts and swap contracts.
The Fund uses a pricing service to provide price evaluation for the Level 3 floating rate loan and certain foreign governments/agencies. The quantitative unobservable inputs used by the pricing service are proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.
Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Floating Rate Loan	Investments in Foreign Governments/ Agencies
Balance as of December 1, 2015	$ 157,223	$ 11,700,500
Realized gain (loss)	(1,365,258)	892,084
Change in unrealized appreciation (depreciation)	1,384,240	(2,041,584)
Purchases	14,323	—
(Sales)	(190,528)	(10,551,000)
Balance as of October 31, 2016	$—	$—
The total change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2016	$—	$—
The following acronyms are used throughout this portfolio:
ARS	—Argentine Peso
BRL	—Brazilian Real
CNH	—Yuan Renminbi Offshore
EUR	—Euro
GBP	—Great British Pound
MXN	—Mexican Peso
OTC	—Over-the-Counter
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)1
	Period Ended 10/31/2016[2]	Year Ended November 30,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$9.49	$9.77	$9.16	$9.58	$8.08	$7.56
Income From Investment Operations:
Net investment income[3]	0.53	0.54	0.54	0.52	0.53	0.52
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	0.41	(0.82)	0.07	(0.94)	0.97	(0.00)[4]
TOTAL FROM INVESTMENT OPERATIONS	0.94	(0.28)	0.61	(0.42)	1.50	0.52
Less Distributions:
Distributions from net investment income	(0.19)	—	—	—	—	—
Net Asset Value, End of Period	$10.24	$9.49	$9.77	$9.16	$9.58	$8.08
Total Return[5]	9.95%	(2.86)%	6.66%	(4.42)%	18.65%	6.82%
Ratios to Average Net Assets:
Net expenses	0.07%[6]	0.06%	0.04%	0.00%[7]	0.00%[7]	0.00%[7]
Net investment income	5.81%[6]	5.57%	5.61%	5.53%	5.99%	6.63%
Expense waiver/reimbursement[8]	—%	—%	0.02%	0.06%	0.06%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$850,890	$908,905	$1,045,464	$795,077	$764,886	$687,883
Portfolio turnover	82%	133%	124%	37%	19%	18%
1	Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”) was reorganized into Emerging Markets Core Fund (the “Fund”) as of the close of business on June 17, 2016. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations. As a result of reorganization, the Fund effected a 3.624 for 1 share split. As a result of the share split: (1) the number of outstanding Shares of the Fund increased by a factor of 3.624; and (2) since the Fund's total number of shares outstanding increased, the net asset value per Fund Share (NAV/Share) decreased. The share split did not affect the value of the Fund's net assets or each shareholders proportional ownership interest in those assets. Per share data has been restated for the periods prior to the reorganization.
2	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	The Adviser reimbursed all operating expenses incurred by the Fund.
8	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 20161
Assets:
Total investment in securities, at value including $18,016,371 of investment in an affiliated holding (Note 5) (identified cost $809,348,407)		$831,169,757
Cash		1,822,843
Cash denominated in foreign currencies (identified cost $894,049)		884,721
Income receivable		10,552,305
Swaps, at value (premium paid $4,278,148)		4,389,066
Receivable for investments sold		51,351,565
Unrealized appreciation on foreign exchange contracts		3,059,388
TOTAL ASSETS		903,229,645
Liabilities:
Payable for investments purchased	$48,079,131
Payable for shares redeemed	15,000
Unrealized depreciation on foreign exchange contracts	2,624,135
Income distribution payable	1,374,514
Payable for periodic payments to swap contracts	78,014
Payable for Directors'/Trustees' fees (Note 5)	1,564
Accrued expenses (Note 5)	167,276
TOTAL LIABILITIES		52,339,634
Net assets for 83,071,592 shares outstanding		$850,890,011
Net Assets Consist of:
Paid-in capital		$822,620,507
Net unrealized appreciation of investments, swap contracts and translation of assets and liabilities in foreign currency		22,358,193
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions		5,594,430
Undistributed net investment income		316,881
TOTAL NET ASSETS		$850,890,011
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$850,890,011 ÷ 83,071,592 shares outstanding, no par value, unlimited shares authorized		$10.24
1	The Fund has changed its fiscal year end from November 30 to October 31.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
	Period Ended 10/31/2016[1]	Year Ended 11/30/2015
Investment Income:
Interest	$47,176,861	$52,158,446
Dividends (including $86,748 and $39,558, respectively, received from an affiliated holding (Note 5) and net of foreign taxes withheld of $207 and $-, respectively)	157,714	39,558
TOTAL INCOME	47,334,575	52,198,004
Expenses:
Custodian fees	231,963	247,201
Transfer agent fee	64,828	76,758
Directors'/Trustees' fees (Note 5)	13,430	12,846
Auditing fees	32,800	30,400
Legal fees	9,467	9,087
Portfolio accounting fees	182,761	175,400
Share registration costs	6,370	—
Printing and postage	16,121	15,187
Taxes	300	600
Miscellaneous (Note 5)	14,714	15,299
TOTAL EXPENSES	572,754	582,778
Net investment income	46,761,821	51,615,226
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions	(137,169)	(37,024,653)
Net realized loss on futures contracts	(3,901,728)	(4,922,985)
Net realized loss on written options	(1,529,194)	(80,913)
Net realized loss on swap contracts	(5,191,201)	(20,436,162)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	36,636,360	(20,676,575)
Net change in unrealized depreciation of futures contracts	738,781	(626,664)
Net change in unrealized depreciation of written options	—	481,643
Net change in unrealized appreciation/depreciation of swap contracts	692,694	(695,073)
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	27,308,543	(83,981,382)
Change in net assets resulting from operations	$74,070,364	$(32,366,156)
1	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
	Period Ended 10/31/2016[1]	Year Ended November 30,
		2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$46,761,821	$51,615,226	$48,344,572
Net realized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(10,759,292)	(62,464,713)	17,283,579
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options, swap contracts and translation of assets and liabilities in foreign currency	38,067,835	(21,516,669)	(15,726,596)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	74,070,364	(32,366,156)	49,901,555
Distributions to Shareholders:
Distributions from net investment income	(16,595,507)	—	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,595,507)	—	—
Share Transactions:
Proceeds from sale of shares	20,306,900	—	—
Contributions	114,746,910	239,041,722	494,723,551
Net asset value of shares issued to shareholders in payment of distributions declared	10,079,577	—	—
Cost of shares redeemed	(76,808,487)	—	—
Withdrawals	(183,814,642)	(343,234,260)	(294,238,307)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(115,489,742)	(104,192,538)	200,485,244
Change in net assets	(58,014,885)	(136,558,694)	250,386,799
Net Assets:
Beginning of period	908,904,896	1,045,463,590	795,076,791
End of period (including undistributed net investment income of $316,881, $— and $—, respectively (Note 2))	$850,890,011	$908,904,896	$1,045,463,590
1	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company established under the laws of the Commonwealth of Massachusetts. The Trust consists of four portfolios. The financial statements included herein are only those of Emerging Markets Core Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses.
Prior to June 20, 2016, the Fund operated as Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”), which was structured as a limited partnership and was established under the laws of the State of Delaware on November 13, 2000. The Fund was created to be the successor to the Predecessor Fund and assumed all of the net assets of the Predecessor Fund on June 20, 2016. The Predecessor Fund will be the accounting survivor and accordingly, any historical performance information will be carried forward to the Fund.
Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
The Fund's primary investment objective is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income.
Effective June 20, 2016, the Fund changed its fiscal year end from November 30 to October 31.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Annual Shareholder Report

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Prior to June 20, 2016, all net income and gain/loss (realized and unrealized) was allocated daily to shareholders based on their capital contributions to the Fund.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to the shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. Prior to June 20, 2016, as a partnership, the Fund was not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gain, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). As of and during the period ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.
The Fund has reclassified $27,706,949 and $(16,167,115) from undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital during the period ended October 31, 2016. The reclassification was to reflect, as an adjustment to paid-in capital, the cumulative amount of undistributed net investment income of $462,601,166 and accumulated net realized losses of $(21,779,297) that have been allocated to the Fund's shareholders as of October 31, 2016, that had no impact to shareholders' capital.
Annual Shareholder Report

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund enters into interest rate, total return, credit default and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to manage sector/asset class risk. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The Fund uses credit default swaps to manage sector/asset class risk. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2016, is $66,500,000. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swaps, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of interest rate swap contracts held by the Fund throughout the period ended October 31, 2016, was $94,584,838. The average notional amount of interest rate swap contracts held by the Fund throughout the year ended November 30, 2015, was $134,539,214. This is based on amounts held as of each month-end throughout the respective fiscal periods.
The average notional amount of credit default swap contracts held by the Fund throughout the period ended October 31, 2016, was $154,727,857. The average notional amount of credit default swap contracts held by the Fund throughout the year ended November 30, 2015, was $103,477,308. This is based on amounts held as of each month-end throughout the respective fiscal periods.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk, market risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
At October 31, 2016, the Fund had no outstanding futures contracts.
The average notional value of long and short futures contracts held by the Fund throughout the period ended October 31, 2016, was $104,948,473 and $95,092,128, respectively. The average notional value of long and short futures contracts held by the Fund throughout the year ended November 30, 2015, was $40,577,778 and $53,214,719, respectively. This is based on amounts held as of each month-end throughout the respective fiscal periods.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to increase yield, income and return, and to manage currency risk and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period ended October 31, 2016, was $9,557,921 and $9,803,481, respectively. The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the year ended November 30, 2015, was $7,931,332 and $9,848,869, respectively. This is based on the contracts held as of each month-end throughout the respective fiscal periods.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at October 31, 2016, is as follows:
Security	Acquisition Date	Cost	Market Value
Afren PLC, Series 144A, 6.625%, 12/9/2020	11/26/2013 – 2/6/2014	$1,363,836	$6,966
Option Contracts
The Fund buys or sells put and call options to increase income and return, and to manage country risk, currency risk, duration risk, market risk, sector/asset class risk and yield curve risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or
Annual Shareholder Report

closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2015	—	$—
Contracts written	114,300,000	2,704,770
Contracts bought back	(114,300,000)	(2,704,770)
Outstanding at October 31, 2016	—	$—

Contracts	Number of Contracts	Premium
Outstanding at November 30, 2014	75,000,000	$446,912
Contracts written	53,880,350	804,990
Contracts exercised	—	—
Contracts expired	—	—
Contracts bought back	(128,880,350)	(1,251,902)
Outstanding at November 30, 2015	—	$—
At October 31, 2016, the Fund had no outstanding written option contracts.
The average market value of purchased options held by the Fund throughout the period ended October 31, 2016, was $657,245. The average market value of purchased options held by the Fund throughout the year ended November 30, 2015, was $160,421. This is based on amounts held as of each month-end throughout the respective fiscal periods.
The average market value of written options held by the Fund throughout the period ended October 31, 2016, was $325,478. The average market value of written options held by the Fund throughout the year ended November 30, 2015, was $222,371. This is based on amounts held as of each month-end throughout the respective fiscal periods.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Total investments in securities, at value	$39,699		$—
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	3,059,388	Unrealized depreciation on foreign exchange contracts	2,624,135
Credit contracts	Swaps, at value	4,389,066		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$7,488,153		$2,624,135
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Period Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts[1]	Purchased Option Contracts[1]	Purchased Swaption Contracts[1]	Written Option Contracts	Written Swaption Contracts	Total
Interest rate contracts	$1,167,214	$(3,901,728)	$—	$(299,079)	$(1,603,125)	$—	$(1,878,625)	$(6,515,343)
Foreign exchange contracts	—	—	2,474,983	(336,598)	—	349,431	—	2,487,816
Credit contracts	(6,358,415)	—	—	—	—	—	—	(6,358,415)
TOTAL	$(5,191,201)	$(3,901,728)	$2,474,983	$(635,677)	$(1,603,125)	$349,431	$(1,878,625)	$(10,385,942)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts[2]	Purchased Option Contracts[2]	Total
Interest rate contracts	$962,544	$738,781	$—	$(447,543)	$1,253,782
Foreign exchange contracts	—	—	(2,643,346)	—	(2,643,346)
Credit contracts	(269,850)	—	—	—	(269,850)
TOTAL	$692,694	$738,781	$(2,643,346)	$(447,543)	$(1,659,414)
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts[1]	Purchased Swaption Contracts[1]	Written Option Contracts	Written Swaption Contracts	Total
Interest rate contracts	$(8,864,057)	$(4,922,985)	$—	$(1,318,098)	$550,770	$(799,338)	$(15,353,708)
Foreign exchange contracts	—	—	12,928,284	—	167,655	—	13,095,939
Credit contracts	(11,572,105)	—	—	—	—	—	(11,572,105)
TOTAL	$(20,436,162)	$(4,922,985)	$12,928,284	$(1,318,098)	$718,425	$(799,338)	$(13,829,874)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Futures Contracts	Foreign Exchange Contracts[2]	Purchased Option Contracts[2]	Purchased Swaption Contracts[2]	Written Swaption Contracts	Total
Interest rate contracts	$(810,231)	$(626,664)	$—	$—	$791,892	$481,643	$(163,360)
Foreign exchange contracts	—	—	1,114,541	310,332	—	—	1,424,873
Credit contracts	115,158	—	—	—	—	—	115,158
TOTAL	$(695,073)	$(626,664)	$1,114,541	$310,332	$791,892	$481,643	$1,376,671
1	The net realized gain(loss) on Foreign Exchange Contracts and Purchased Option and Swaption Contracts is found within the Net realized gain(loss) on investments and foreign currency transactions on the Statement of Operations.
2	The net change in unrealized appreciation/depreciation of Foreign Exchange Contracts and Purchased Option and Swaption Contracts is found within the Net Change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.
Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of October 31, 2016, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$4,389,066	$—	$—	$4,389,066
Foreign Exchange Contracts	3,059,388	(2,259,759)	—	799,629
TOTAL	$7,448,454	$(2,259,759)	$—	$5,188,695

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Foreign Exchange Contracts	$2,624,135	$(2,259,759)	$—	$364,376
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CONTRIBUTIONS/subscriptions and WITHDRAWALS/redemptions
The following table summarizes capital activity1:
	Period Ended 10/31/2016[2]	Year Ended November 30,
		2015	2014
Shares sold	1,116,586	—	—
Contributions	12,174,564	25,013,716	51,204,233
Shares issued to shareholders in payment of distributions declared	979,541	—	—
Shares redeemed	(7,457,492)	—	—
Withdrawals	(19,512,744)	(36,254,679)	(30,997,599)
TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/SUBSCRIPTIONS AND WITHDRAWALS/REDEMPTIONS	(12,699,545)	(11,240,963)	20,206,634
1	Shares contributed and withdrawn prior to June, 20, 2016, have been adjusted to reflect a 3.624 share split.
2	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency transactions, swap income reclasses, wash sale loss deferral, defaulted securities and discount accretion/premium amortization on debt securities.
For the period ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,955,877	$(2,142,484)	$186,607
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the period ended October 31, 2016 was as follows:
2016
Ordinary income[1]	$16,595,507
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Annual Shareholder Report

As of October 31, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$7,453,071
Net unrealized appreciation	$20,816,433
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, dirty bond interest, defaulted bond and discount accretion/premium amortization on debt securities.
At October 31, 2016, the cost of investments for federal tax purposes was $810,161,676. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) swap contracts was $ 21,008,081. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $33,033,263 and net unrealized depreciation from investments for those securities having an excess of cost over value of $12,025,182.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to initially voluntarily reimburse operating expenses (excluding extraordinary expenses, and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Certain of the Fund's assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”), an affiliate of the Adviser. Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the period ended October 31, 2016, the Sub-Adviser earned a fee of $468,545.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out of pocket expenses.
Interfund Transactions
During the period ended October 31, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $22,229,970 and $14,783,452, respectively.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions involving the affiliated holding during the period ended October 31, 2016, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2015	61,193,309
Purchases/Additions	486,509,099
Sales/Reductions	(529,686,037)
Balance of Shares Held 10/31/2016	18,016,371
Value	$18,016,371
Dividend Income	$86,748
Annual Shareholder Report

Transactions involving the affiliated holding during the year ended November 30, 2015, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2014	66,749,383
Purchases/Additions	886,115,022
Sales/Reductions	(891,671,096)
Balance of Shares Held 11/30/2015	61,193,309
Value	$61,193,309
Dividend Income	$39,558
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended October 31, 2016, were as follows:
Purchases	$673,024,690
Sales	$714,790,070
7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the period ended October 31, 2016, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds.
As of October 31, 2016, there were no outstanding loans. During the period ended October 31, 2016, the program was not utilized.
10. Regulatory Matters
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees of federated CORE trust and SHAREHOLDERS OF emerging markets core fund:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the period December 1, 2015 to October 31, 2016 and the year ended November 30, 2015, the statement of changes in net assets for the period December 1, 2015 to October 31, 2016 and each of the two years in the period ended November 30, 2015, and the financial highlights for the period December 1, 2015 to October 31, 2016 and each of the five years in the period ended November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Core Fund, a portfolio of Federated Core Trust), at October 31, 2016, and the related statement of operations for the period December 1, 2015 to October 31, 2016 and the year ended November 30, 2015, the statement of changes in net assets for the period December 1, 2015 to October 31, 2016 and each of the two years in the period ended November 30, 2015, and the financial highlights for the period December 1, 2015 to October 31, 2016 and each of the five years in the period ended November 30, 2016 in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 28, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual	$1,000	$1,049.60	$0.36
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,024.78	$0.36
1	Expenses are equal to the Fund's annualized net expense ratio of 0.07%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period).
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised three portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: November 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 President and Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 2001	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: November 2000	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
EMERGING MARKETS CORE FUND (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory contract for an additional one-year term, and approved the proposed subadvisory contract. The Board's decision regarding the contracts reflects the exercise of its business judgment after consideration of all of the information requested by the Board and provided by Federated Investors, Inc. and its affiliates (“Federated”) on whether to continue the existing advisory agreement and approve the subadvisory contract.
The Fund is intended to serve as a “shell” entity for the purpose of converting the assets (the “Acquisition”) of Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”) from a partnership structure to a regulated investment company structure. An Agreement and Plan of Conversion will be executed and will provide for the conversion to occur on or around June 17, 2016 (the “Conversion Date”) in a tax-free transaction. On the Conversion Date, substantially all of the assets of the Predecessor Fund would be acquired, and the stated liabilities reflected on the books and records of the Predecessor Fund would be assumed, by the Fund in exchange for common shares of the Fund on the Conversion Date. The Fund will be managed by the same investment personnel as the Predecessor Fund. For those reasons, the performance and other data discussed in the Senior Officer's Evaluation identified below refer to the Predecessor Fund.
The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors.
In addition, Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services although it or its affiliates may receive compensation for managing assets invested in the Fund. The subadviser of the Fund is Federated Investors (UK) LLP.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and proposed subadvisory contracts.
As previously noted, the Adviser does not charge an investment advisory fee for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated and research services received by the Adviser from brokers that execute Federated fund trades. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of the Adviser's services and fees. The Board noted that Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. The Board's consideration of the investment advisory and proposed subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information (including information provided throughout the year) covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's anticipated fees and expenses (including the proposed advisory fee itself and the overall estimated expense structure of the Fund, both in absolute terms and relative to
Annual Shareholder Report

similar and/or competing funds, with due regard for contractual or voluntary fee waivers and expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates. The Board also considered the likely preferences and expectations of anticipated Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
Because the Adviser will not charge the Fund an investment advisory fee, the Fund's Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant.
The Board was previously informed by the Predecessor Fund's investment adviser that the Predecessor Fund underperformed its benchmark index for the one-year, three-year and five-year periods ended December 31, 2015. The Board discussed the Predecessor Fund's performance with its investment adviser and recognized the efforts being taken by the investment adviser in the context of the other factors considered relevant by the Board.
Because the Fund will employ the same key management personnel and investment strategy as the Predecessor Fund, the nature and quality of the management of the Fund is expected to reflect that of the Predecessor Fund. This in turn assisted the Board in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services were such as to warrant the approval of the investment advisory and proposed subadvisory contracts.
The Board also considered possible indirect benefits that may accrue to the Adviser and its affiliates as a result of the Acquisition. Other indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history.
In connection with the Board's governance of other Federated funds, the Board noted that the Board regularly receives financial information about Federated, including information regarding the compensation and benefits Federated derives from its relationships with the other Federated funds. This information covers not only the fees under the investment advisory and subadvisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contract (e.g., for serving as the Federated funds' administrator). The information also details any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waive fees and/or reimburse expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer noted that his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund, at zero, was reasonable. In addition, the Senior Officer noted that his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the subadvisory fee, which will be paid to the subadviser by the Adviser and not by the Fund, was reasonable.
The Board based its decision to approve the investment advisory and proposed subadvisory contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were necessarily relevant to the Fund, nor does the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee paid by the Fund, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be relevant. With respect to the factors that were relevant, the Board's decision to approve the investment advisory and proposed subadvisory contracts reflects its determination that, based upon the information requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds (which the Board has found to be satisfactory with respect to such other funds), provide a satisfactory basis to support the business decision to approve the proposed arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category under “Find Private Funds.” Select a Fund under “All Private Funds” to access the “Literature” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category under “Find Private Funds.” Select a Fund under “All Private Funds” to access the “Portfolio Characteristics” tab.
Annual Shareholder Report

Notes
[PAGE INTENTIONALLY LEFT BLANK]

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Emerging Markets Core Fund

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Placement Agent
CUSIP 31409N887
Q453025 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $131,400

Fiscal year ended 2015 - $93,000

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $130

Fiscal year ended 2015- Travel expenses for attendance at Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $81 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $5,952 and $0 respectively. Fiscal year ended 2016- Fees for review of Federal and state taxes.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $32,464 and $0 respectively. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2016 - $206,166

Fiscal year ended 2015 - $51,739

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Core Turst

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date December 28, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 28, 2016